GARTMORE MUTUAL FUNDS II, INC.

                               Gartmore Focus Fund

                 Prospectus Supplement dated September 29, 2005
                      to Prospectus dated October 29, 2004
                        as Supplemented September 9, 2005

The following paragraph supplements information concerning the Gartmore Focus Fund in the above noted prospectus:

         On September 9, 2005, the Board of Directors of Gartmore Mutual Funds II, Inc. (the "Board") considered and approved a proposal to liquidate and dissolve the Gartmore Focus Fund (the "Fund") and Gartmore Mutual Funds II, Inc. and fixed the close of business on September 23, 2005 as the record date for the determination of shareholders entitled to vote on such proposal. At subsequent Board meetings held on September 26 and 29, 2005, the Board determined to change the record date to the close of business on October 14, 2005. As a result, shareholders of record at the close of business on October 14, 2005 will be entitled to vote their shares on the proposal to liquidate and dissolve the Fund at a special shareholders meeting anticipated to be held on or about November 30, 2005.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
                     AS SUPPLEMENTED, FOR FUTURE REFERENCE